UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2023

Hongchang International Co., Ltd

(Exact name of registrant as specified in its charter)

Nevada	000-26731	87-0627910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Block 19, Hongchang Food Co., Ltd.,

Yuanhong Investment Zone, Donggao Village, Chengtou Town,

Fuqing City, Fuzhou City, Fujian Province,

350300, China

(Address of principal executive offices)

(86) 180 5901 6050

(Registrant’s telephone number, including area code)

Not applicable
(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 23, 2023, the Board of Directors (the “Board”) of Hongchang International Co., Ltd (the “Company”) approved and adopted amended and restated bylaws (the “Amended and Restated Bylaws”), which became effective the same day. Among other things, the amendments effected by the Amended and Restated Bylaws:

●	Requires that and unless resolved by the board of directors as a whole, all corporate powers shall be exercised by or under the authority, and the business and affairs of the corporation shall be managed under the direction, of the board of directors as a whole;

●	Each director shall exercise his or her powers only by a resolution of the board of directors passed at a meeting of the board or by written consent, and no director of the corporation shall exercise power on behalf of the corporation unless authorized by the board of directors; and

●	Unless there is a chairman of the board, the president shall, when present, and only if he or she is also a director on the board, preside at all meetings of the shareholders and of the board of directors.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws attached hereto as Exhibit 3.1, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Third Amended and Restated Bylaws of Hongchang International Co., Ltd effective as of November 23, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hongchang International Co., Ltd

Dated: November 24, 2023	By:	/s/ Zengqiang Lin
Zengqiang Lin
Director, Chief Executive Officer and President

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